                              CONFIRMING STATEMENT

        This Statement confirms that R Capital Technologies FCPR, R Capital
Prive Technologies FCPR, R Capital III FCPR, R Capital Management, Pierre Remy,
Jerome Pujol and Jean-Michel Beghin (collectively, the "Filers") have authorized and designated each of Scott Way and Denise Cruz to execute and file on the
Filers' behalf all Forms 3, 4, and 5 (including any amendments thereto) that the
Filers may be required to file with the U.S. Securities and Exchange Commission as a result of the Filers' ownership of or transactions in securities of LDR
Holding Corporation. The authority of Scott Way and Denise Cruz under this
Statement shall continue until the Filers are no longer required to file Forms
3, 4, and 5 with regard to the Filers' ownership of or transactions in securities of LDR Holding Corporation, unless earlier revoked in writing. The
Filers acknowledge that neither Scott Way nor Denise Cruz is assuming any of the
Filers' responsibilities to comply with Section 16 of the Securities Exchange
Act of 1934.

Date:  September 25, 2013               R CAPITAL TECHNOLOGIES FCPR

                                        By:      R Capital Management
                                        Its:     Managing Company

                                        By:  /s/ Pierre Remy
                                             ------------------------------
                                        Name: Pierre Remy
                                        Title:  Managing Partner

                                        R CAPITAL PRIVE TECHNOLOGIES FCPR

                                        By:      R Capital Management
                                        Its:     Managing Company

                                        By:  /s/ Pierre Remy
                                             ------------------------------
                                        Name: Pierre Remy
                                        Title:  Managing Partner

                                        R CAPITAL III FCPR

                                        By:      R Capital Management
                                        Its:     Managing Company

                                        By:  /s/ Pierre Remy
                                             ------------------------------
                                        Name: Pierre Remy
                                        Title:  Managing Partner

                                        R CAPITAL MANAGEMENT

                                        By:  /s/ Pierre Remy
                                             ------------------------------
                                        Name:  Pierre Remy
                                        Title: Managing Partner

                                        /s/ Pierre Remy
                                        -----------------------------------
                                        Pierre Remy

                                        /s/ Jerome Pujol
                                        -----------------------------------
                                        Jerome Pujol

                                        /s/ Jean-Michel Beghin
                                        -----------------------------------
                                        Jean-Michel Beghin